Exhibit 99.1

MERCANTILE BANCORP NAMES INTERIM PRESIDENT AND CEO

Quincy, IL, August 8, 2011 – Mercantile Bancorp, Inc. (NYSE Amex: MBR) today announced Lee R. Keith has been appointed, effective today, as the acting and interim President and CEO of Mercantile Bancorp, Inc. (the “Company”) and Chairman of Mercantile Bank.  The appointment is contingent on the approval of the Federal Deposit Insurance Corporation and Federal Reserve Bank.

Keith replaces Ted T. Awerkamp, who has served as President and CEO of the Company and as Chairman of Mercantile Bank since 2007.  Keith has been a director of the Company and Mercantile Bank since 2009 and will continue in that role.

“We are pleased to have someone of Lee Keith’s experience join our management team,” said Michael J. Foster, Chairman of the Company.  “Lee’s over 33 years in the banking industry and, in particular, his leadership in restoring six problem banks to a financially sound position make him an excellent leader to move Mercantile forward in these difficult times.”

Foster thanked Awerkamp for his service.  “Ted has served our company faithfully since 1984 in a variety of operational and management roles,” said Foster.  “We are grateful for his tireless and loyal service, especially during the recent years of turmoil in the banking industry and overall economy.”

About Mercantile Bancorp
Mercantile Bancorp, Inc. is a Quincy, Illinois-based bank holding company with wholly-owned subsidiaries consisting of one bank each in Illinois, Kansas, and Florida, where the Company conducts full-service commercial and consumer banking business, engages in mortgage banking, trust services and asset management, and provides other financial services and products. The Company’s largest subsidiary, Mercantile Bank, also operates branch offices in Missouri and Indiana. Further information is available on the company's website at www.mercbanx.com.

Forward-Looking Statements
This press release may contain "forward-looking statements" which reflect the Company’s current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of 1995 (“the Act”) provides a safe harbor for forward-looking statements that are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements. For these statements, the Company, together with its subsidiaries, claims the protection afforded by the safe harbor in the Act. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. These risks, uncertainties and other factors that may cause actual results to differ from expectations, are set forth in our Annual Report on Form 10-K for the year ended December 31, 2010, and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 as on file with the Securities and Exchange Commission, and include, among other factors, the following: general business and economic conditions on both a regional and national level; fluctuations in real estate values; the level and volatility of the capital markets, interest rates, and other market indices; changes in consumer and investor confidence in, and the related impact on, financial markets and institutions; estimates of fair value of certain Company assets and liabilities; federal and state legislative and regulatory actions; various monetary and fiscal policies and governmental regulations; and changes in accounting standards, rules and interpretations and their impact on the Company’s financial statements.  The words "believe," "expect," "anticipate," "project," and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements. Any forward-looking statements in this release speak only as of the date of the release, and we do not assume any obligation to update the forward-looking statements or to update the reasons why actual results could differ from those contained in the forward-looking statements.